                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

  [X] Preliminary Proxy Statement

  [_] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

  [_] Definitive Proxy Statement

  [_] Definitive Additional Materials

  [_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                               BSB BANCORP, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   ------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

  [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.

  [_] $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).

  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies: _________

    2) Aggregate number of securities to which transaction applies: ____________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): __________

    4) Proposed maximum aggregate value of transaction: ________________________

    5) Total fee paid:    $125
                       ----------
  [_] Fee paid previously with preliminary materials.

  [_] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid: _________________________________________________

    2) Form, Schedule or Registration Statement No.: ___________________________

    3) Filing Party: ___________________________________________________________

    4) Date Filed: _____________________________________________________________

                               BSB BANCORP, INC.

                             58-68 EXCHANGE STREET
                          BINGHAMTON, NEW YORK 13902
                                (607) 779-2552

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 22, 1996

                               ----------------

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of BSB Bancorp, Inc. (the "Company") will be held at Roberson Museum and Science Center, 30 Front Street, Binghamton, New York 13905, on April 22, 1996, at 10:00 a.m., Eastern Time, and at any adjournment thereof, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

  1. To elect three directors for a term of three years, or until their successors have been elected and qualified;

  2. To amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 10,000,000 to 30,000,000;

  3. To consider and vote upon a proposal to adopt the 1996 Long-Term Incentive and Capital Accumulation Plan;

  4. To ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1996; and

  5. To transact such other business as may properly come before the Annual Meeting. Except with respect to procedural matters incident to the conduct of the meeting, the Board of Directors is not aware of any other matters which may properly come before the Annual Meeting.

  Shareholders of the Company of record at the close of business on March 6, 1996 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                                          By Order of the Board of Directors

                                          Larry G. Denniston
                                          Vice President and Secretary

Binghamton, New York
March 21, 1996

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                               BSB BANCORP, INC.
                             58-68 EXCHANGE STREET
                          BINGHAMTON, NEW YORK 13902

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF SHAREHOLDERS
                                APRIL 22, 1996

                               ----------------

               SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

  This Proxy Statement, which is first being mailed on or about March 21, 1996, is furnished to shareholders of BSB Bancorp, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors to be used at the 1996 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held at the Roberson Museum and Science Center, 30 Front Street, Binghamton, New York 13905, on April 22, 1996 at 10:00 a.m., Eastern Time, and at any adjournment thereof. The Annual Meeting has been called for the purposes set forth in the Notice of Annual Meeting.

  The proxies solicited hereby, if properly signed and returned to the Company and not revoked prior to their use, will be voted in accordance with the instructions contained therein by a member of the law firm of Hinman, Howard & Kattell, LLP, general counsel to the Company, which has been duly appointed by the Board of Directors to vote such proxies. If no contrary instructions are given, each proxy will be voted FOR the election of the nominees of the Board of Directors as directors, FOR the amendment of the Company's certificate of incorporation, as amended (the "Certificate of Incorporation") to increase the number of authorized shares of Company common stock, par value $0.01 per share (the "Common Stock"), FOR the proposal to adopt the 1996 Long-Term Incentive and Capital Accumulation Plan (the "1996 Incentive Plan"), FOR ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1996, and, upon the transaction of such other business as may properly come before the Annual Meeting, in accordance with the best judgment of the person appointed as proxy.

  Any shareholder giving a proxy has the power to revoke it any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Larry G. Denniston, Vice President and Secretary, BSB Bancorp, Inc., 58-68 Exchange Street, Binghamton, New York 13902), (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

  The securities which can be voted at the Annual Meeting consist of shares of Common Stock, with each share entitling its owner to one vote on each matter presented. The close of business on March 6, 1996 has been fixed by the Board of Directors as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting. The number of shares of Common Stock outstanding on March 6, 1996 was 6,216,412. The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Shareholders' votes will be tabulated by the person appointed by the Board of Directors to act as inspector of election of the Annual Meeting. Under Delaware corporate law and the Company's Bylaws, directors are elected by a plurality of votes of shares present (in person or by proxy) and entitled to vote. Unless otherwise required by law or the Company's Certificate of Incorporation or Bylaws, any other matter put to a shareholder vote will be decided by the affirmative vote of a majority of the votes cast on the matter.

For Proposal Three regarding the 1996 Incentive Plan, the affirmative vote of the holders of at least a majority of the votes present and entitled to vote at the Annual Meeting is required for approval. For purposes of that tabulation, abstentions and broker non-votes are not included as votes cast.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

  The following table sets forth information as of March 6, 1996 with respect to the beneficial ownership of the Common Stock by any person or group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") who is known to the Company to be the beneficial owner of more than 5% of the Common Stock, with respect to ownership of the Common Stock by all directors and executive officers of the Company as a group, and with respect to the ownership Common Stock by each of the "named executive officers" (defined below) of the Company.

                                                                               AMOUNT AND NATURE    PERCENT
 TITLE OF                                                                        OF BENEFICIAL         OF
  CLASS          BENEFICIAL OWNER                                                OWNERSHIP (1)      CLASS(*)
 --------        ----------------                                              -----------------    --------
 Common     Beck, Mack & Oliver ("BMO")
            330 Madison Avenue
            New York, NY 10017................................................     452,100(2)         7.27%
 Common     First Union Corporation ("First Union")
            One First Union Center
            Charlotte, NC 28288...............................................     350,000(3)         5.63%
 Common     William H. Rincker................................................      80,958(4)         1.30%
 Common     Alex S. DePersis..................................................      34,339(5)
 Common     Glenn R. Small....................................................      43,726(5)
 Common     Edward R. Andrejko................................................      45,849(5)
 Common     Fielding Simmons III..............................................      22,597(5)
 Common     All directors and executive officers of the Company, as a group
             (18 people)......................................................     719,604(6)        11.28%

--------
* Unless otherwise indicated, holdings represent less than one percent (1%) of the issued and outstanding shares of Common Stock.
(1) Based on information provided by the respective beneficial owners and upon the most recent Schedule 13D or 13G filed with the Securities and Exchange Commission ("Commission") pursuant to the Exchange Act, unless otherwise indicated. Beneficial ownership is direct except as otherwise indicated by footnote. In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner of a security if he or she has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. Unless otherwise indicated, shares beneficially owned by named executive officers are held with sole voting and dispositive power.
(2) BMO claims shared dispositive power over 452,100 shares owned by investment advisory clients of BMO, none of which report ownership of more than 5% of the outstanding Common Stock. BMO is an investment advisor registered under the Investment Advisers Act of 1940.
(3) First Union claims sole dispositive power over 350,000 shares, sole voting power over 293,750 shares and shared voting power over 56,250 shares. First Union reports its beneficial ownership of such shares on behalf of its subsidiary Evergreen Asset Management Group, an investment adviser registered under the Investment Advisers Act of 1940. Evergreen Asset Management Group is an investment adviser for mutual funds and other clients which beneficially own the Common Stock.
(4) Includes 43,464 shares held jointly with Mr. Rincker's wife, and with respect to which Mr. Rincker shares voting and dispositive power, and includes 1,027 shares owned directly by Mrs. Rincker with respect to which Mr. Rincker has no voting or dispositive power. Also includes 32,683 shares as to which Mr. Rincker has the right to acquire beneficial ownership of Common Stock through the exercise of options.

(5) As to Messrs. DePersis, Small, Andrejko and Simmons, reported beneficial ownership included 16,995, 18,495, 15,964 and 15,964 shares, respectively, which such persons have the right to acquire through the exercise of options.
(6) Includes 165,382 shares as to which members of the group have the right to acquire beneficial ownership of Common Stock through the exercise of options. See "Information with Respect to Nominees for Director, Directors Whose Terms Continue and Executive Officers". Excludes approximately 150 shares to which members of the group are entitled to receive as a result of participation in the Company's dividend reinvestment plan for a dividend declared on January 22, 1996, which is payable March 8, 1996. Computation of the precise number of shares involves unnecessary burden and expense due to the timetable for preparation of this proxy statement.

              INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

                                (PROPOSAL ONE)

ELECTION OF DIRECTORS

  The Company's Certificate of Incorporation states that the Board of Directors shall consist of 14 members unless otherwise determined from time to time by resolution adopted by an affirmative vote of at least a majority of the Board of Directors. The Company's Bylaws provide that the directors shall be divided into three classes as nearly equal in number as possible. Pursuant to a resolution adopted by the Board of Directors, the Board of Directors currently consists of 12 members. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually.

  Effective as of the Annual Meeting, John J. Consey will resign as a director of both the Company and its wholly owned subsidiary, BSB Bank & Trust Company (the "Bank"). On February 26, 1996, the Board of Directors adopted a resolution to reduce the number of directors from 12 to 11 effective as of the Annual Meeting. Therefore, Mr. Consey will not be replaced as a director.

  Presently, all directors of the Company also are directors of the Bank.

THE NOMINEES

  Unless otherwise directed, each proxy executed and returned by a shareholder will be voted FOR the election of the three nominees listed below who are being nominated for a three-year term. There are no arrangements or understandings between the persons named and any other person pursuant to which such nominee was selected. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as director if elected.

               NOMINEES FOR DIRECTOR FOR TERMS EXPIRING IN 1999

                                                                        COMPANY
                                                                      COMMON STOCK
                                                                   BENEFICIALLY OWNED
                      POSITION WITH THE COMPANY AND THE               DIRECTLY OR
                        BANK AND PRINCIPAL OCCUPATION     DIRECTOR  INDIRECTLY AS OF
      NAME       AGE*   DURING THE PAST FIVE YEARS(1)     SINCE(2) MARCH 6, 1996(1)**
      ----       ---- ---------------------------------   -------- ------------------
 Robert W. Allen  52    Executive Vice President,           1987         14,113(3)
                        Borden Inc., Columbus, Ohio
                        since February 1995 and
                        President, Borden Inc. Dairy
                        Group since September 1993;
                        Chairman of the Board and
                        Chief Executive Officer,
                        Marigold Foods, Inc.,
                        Minneapolis, Minnesota from
                        April 1992 to September 1993;
                        Chairman of the Board and
                        Chief Executive Officer,
                        Crowley Foods Inc. of
                        Binghamton, New York, from
                        January 1991 to September
                        1993, President and Chief
                        Executive Officer from
                        January 1986 to July 1990;
                        Member of the Board of
                        Directors of Azon Corp.,
                        Johnson City, New York.

                                                                        COMPANY
                                                                      COMMON STOCK
                                                                   BENEFICIALLY OWNED
                      POSITION WITH THE COMPANY AND THE               DIRECTLY OR
                        BANK AND PRINCIPAL OCCUPATION     DIRECTOR  INDIRECTLY AS OF
      NAME       AGE*   DURING THE PAST FIVE YEARS(1)     SINCE(2) MARCH 6, 1996(1)**
      ----       ---- ---------------------------------   -------- ------------------
 Thomas F. Kelly  48    Vice President for External         1987         7,984(4)
                        Affairs, Binghamton
                        University, October 1991 to
                        present; Interim Vice
                        President for External
                        Affairs, June 1991 to October
                        1991; Dean of the School of
                        Management, February 1986 to
                        June 1991, Acting Dean from
                        June 1985 to February 1986,
                        Associate Dean from January
                        1984 to June 1985; Dean of
                        External Affairs at Wilkes
                        College, Wilkes-Barre,
                        Pennsylvania from June 1977
                        to January 1984; honorary
                        director United Methodist
                        Homes for the Aging of New
                        York and Pennsylvania;
                        Trustee, Guthrie Healthcare
                        System, Inc.; Director and
                        Vice Chair, Board of
                        Binghamton Summer Music
                        Festival; Member,
                        Administrative Board, First
                        United Methodist Church of
                        Endicott; Member, Advisory
                        Committee, WICZ-TV; Member,
                        University Counsel, Wilkes
                        University.

 John V. Sponyoe  57    President, Loral Federal            1991         8,431(5)
                        Systems, Owego, New York,
                        since March 1994; Vice
                        President and Site General
                        Manager, Federal Systems
                        Company ("FSC"), IBM Corp.,
                        Owego, New York, from May
                        1987 to March 1994; FSD Vice
                        President, Plans and
                        Controls, Bethesda, Maryland,
                        from December 1984 to May
                        1987; Member of Board of
                        Directors and Member of Board
                        of Trustees of Guthrie
                        Healthcare System, Inc.;
                        Director of Roberson Museum
                        and Science Center; Director,
                        UnIPEG; Director,
                        RaymondCorporation; Member of
                        Management Advisory
                        Committee, SUNY-Binghamton
                        School of Management.

--------
 *  Age as of Record Date, March 6, 1996.
** Unless otherwise indicated, holdings represent less than one percent (1%) of the issued and outstanding shares of the Common Stock.
(1) Based upon information provided by the respective directors.
(2) Includes service on the Board of Directors of the Bank.
(3) Includes 8,113 shares held jointly with Mr. Allen's wife, over which Mr. Allen shares voting and dispositive power. Also includes 6,000 shares as to which Mr. Allen has the right to acquire beneficial ownership of Common Stock through the exercise of options granted pursuant to the Directors' Stock Option Plan.
(4) Includes 1,984 shares held jointly with Dr. Kelly's wife, over which Dr. Kelly shares voting and dispositive power. Also includes 6,000 shares as to which Dr. Kelly has the right to acquire beneficial ownership of Common Stock through the exercise of options granted pursuant to the Directors' Stock Option Plan.
(5) Includes 2,431 shares held jointly with Mr. Sponyoe's wife, and with respect to which Mr. Sponyoe shares voting and dispositive power. Also includes 6,000 shares as to which Mr. Sponyoe has the right to acquire beneficial ownership of Common Stock through the exercise of options granted pursuant to the Directors' Stock Option Plan.

                    THE BOARD OF DIRECTORS RECOMMENDS THAT
                     THE NOMINEES BE ELECTED AS DIRECTORS

                     DIRECTORS WITH TERMS EXPIRING IN 1998

                                                                            COMPANY
                                                                         COMMON STOCK
                                                                      BENEFICIALLY OWNED
                         POSITION WITH THE COMPANY AND THE                DIRECTLY OR
                           BANK AND PRINCIPAL OCCUPATION     DIRECTOR  INDIRECTLY AS OF
        NAME        AGE*   DURING THE PAST FIVE YEARS(1)     SINCE(2) MARCH 6, 1996(1)**
        ----        ---- ---------------------------------   -------- ----------------------
 Ferris G. Akel      63       President, Binghamton            1986     106,114(3)   1.71%
                              Giant Markets, Inc.
                              since 1959; Chairman,
                              Board of Directors, Dr.
                              G. Clifford and Florence
                              B. Decker Foundation;
                              Member of Boards of
                              Directors of Partnership
                              2000, United Health
                              Services, Inc.,
                              Professional Home Care,
                              Inc., Binghamton
                              University Foundation,
                              Binghamton University
                              School of Management
                              Advisory Board,
                              Binghamton Summer Music
                              Festival, Inc., Press &
                              Sun-Bulletin Business
                              Advisory Board; Member
                              of WICZ Advisory Board
                              and Business Community
                              Alliance.

 William C. Craine   47       President and Chief              1976      54,192(4)
                              Executive Officer,
                              Craine & Mirabito
                              Insurance and Mang
                              Group, Inc.; Member,
                              Boards of Directors,
                              Preferred Mutual
                              Insurance Company, New
                              Berlin, NY and UHS
                              Hospitals, Binghamton,
                              NY; Member, Board of
                              Trustees, Carleton
                              College, Northfield, MN.

 Herbert R. Levine   67       Chairman of the Board,           1974      63,022(5)   1.01%
                              Van Cott Jeweler, Ltd.,
                              since 1988, President
                              from 1969 through 1987;
                              Past President of
                              American Gem Society and
                              Past President of New
                              York State Jewelers
                              Association; Member of
                              Executive Committee,
                              Gulf Stream Council, Boy
                              Scouts of America.

 William H. Rincker  65       Chairman of the Company          1981      80,958(6)   1.30%
                              since 1995 and Chief
                              Executive Officer of the
                              Company since 1988;
                              President of the Company
                              from 1988 to 1995;
                              Chairman of the Bank
                              since 1995 and Chief
                              Executive Officer of the
                              Bank sinceDecember 1984;
                              President of the Bank
                              from 1981 to 1995; Chief
                              Operating Officer of the
                              Bank from 1981 to 1984;
                              President of B-Save
                              Corporation and Vice
                              President of BSB
                              Mortgage Corporation,
                              each wholly-owned
                              subsidiaries of the
                              Bank; Chairman of the
                              Board of Directors,
                              United Health Services
                              Inc.; Secretary/Treasurer,
                              Hoyt Foundation Board;
                              Member of Boards of
                              Directors of UnIPEG and
                              Partnership 2000.

--------
 *  Age as of Record Date, March 6, 1996.
** Unless otherwise indicated, holdings represent less than one percent (1%) of the issued and outstanding shares of Common Stock.
(1) Based upon information provided by the respective directors.
(2) Includes service on the Board of Directors of the Bank.
(3) Includes 4,105 shares held jointly with Mr. Akel's wife, over which Mr. Akel shares voting and dispositive power, 6,075 shares beneficially owned as custodian for Mr. Akel's children and 86,784 shares owned by Akel Wholesale Grocery Corporation. Also includes 6,000 shares as to which Mr. Akel has the right to acquire beneficial ownership of Common Stock through the exercise of options granted pursuant to the Directors' Stock Option Plan.

(4) Includes 450 shares held by Mr. Craine's wife in an individual retirement account over which Mr. Craine has no voting and dispositive power, and 1,472 shares held in a trust for Mr. Craine's daughter over which Mr. Craine has power to change the trustee but not to manage the investments of the trust.
(5) Includes 18,457 shares held by Van Cott Jeweler, Ltd., 8,750 shares held jointly with Mr. Levine's wife and with respect to which Mr. Levine shares voting and dispositive power, 12,975 shares held by Mr. Levine's wife in an individual retirement account over which Mr. Levine has no voting or dispositive power, 4,500 shares held in a trust for the benefit of Mr. Levine over which Mr. Levine has sole voting and dispositive power, 2,957 shares in a profit sharing plan for Mr. Levine over which Mr. Levine shares voting and dispositive power with his wife and 3,600 shares in a target benefit plan over which Mr. Levine has sole voting and dispositive power.
(6) Includes 43,464 shares held jointly with Mr. Rincker's wife, and with respect to which Mr. Rincker shares voting and dispositive power, and includes 1,027 shares owned directly by Mrs. Rincker with respect to which Mr. Rincker has no voting or dispositive power. Also includes 32,683 shares as to which Mr. Rincker has the right to acquire beneficial ownership of Common Stock through the exercise of options.

                     DIRECTORS WITH TERMS EXPIRING IN 1997

                                                                            COMPANY
                                                                          COMMON STOCK
                                                                       BENEFICIALLY OWNED
                          POSITION WITH THE COMPANY AND THE               DIRECTLY OR
                            BANK AND PRINCIPAL OCCUPATION     DIRECTOR  INDIRECTLY AS OF
        NAME         AGE*   DURING THE PAST FIVE YEARS(1)     SINCE(2) MARCH 6, 1996(1)**
        ----         ---- ---------------------------------   -------- ------------------
 Helen A. Gamble      68      Former Treasurer and              1976        17,665(3)
                              Board member of the
                              National Board YWCA;
                              Corporate member of
                              United Health Services
                              Foundation; Director,
                              Broome County Historical
                              Society; Member, Advisory
                              Committee of Decker
                              School of Nursing,
                              BinghamtonUniversity;
                              Member Binghamton
                              University Foundation.

 David A. Niermeyer   54      President and Chief               1994         6,750(4)
                              Executive Officer,
                              Stakmore Co., Inc. since
                              April 1980; Executive
                              Vice President and
                              Treasurer May 1973 to
                              April 1980, Controller
                              July 1966 to May 1973;
                              Staff to Senior
                              Accountant June 1963 to
                              July 1966, Price
                              Waterhouse & Co., New
                              York. Member of Boards of
                              Directors of Roberson
                              Museum and Science Center
                              and United Health
                              Services Hospitals;
                              Founder and Director of
                              the Niermeyer Foundation.

 Mark T. O'Neil, Jr.  43      President and Chief               1994         6,663(5)
                              Executive Officer, United
                              Health Services, Inc.
                              since February 1993;
                              President and Chief
                              Executive Officer, UHS
                              Hospitals from August
                              1990 to February 1993;
                              Executive Vice President
                              and Chief Operating
                              Officer, UHS, Inc. from
                              February 1989 to August
                              1990, Vice President,
                              Operations from July 1985
                              to January 1989; Past
                              President, Board of
                              Directors, Broome County
                              United Way; Chairman-
                              elect, Board of Directors
                              of Broome County Chamber
                              of Commerce; Member of
                              Binghamton University
                              School of Management
                              Advisory Committee;
                              Member of Boards of
                              Directors, Partnership
                              2000 and Catholic
                              Charities of Broome
                              County.

 Thomas L. Thorn      52      Executive Vice President          1995         150,375(6)
                              and Treasurer, Diamond                            2.42%
                              Page International
                              Corporation since
                              September 1978; Vice
                              President and Treasurer,
                              Continental Information
                              Systems Corporation from
                              February 1973 to August
                              1978.

--------
 *  Age as of Record Date, March 6, 1996.
** Unless otherwise indicated, holdings represent less than one percent (1%) of the issued and outstanding shares of Common Stock.
(1) Based upon information provided by the respective directors.
(2) Includes service on the Board of Directors of the Bank.
(3) Includes 6,000 shares as to which Mrs. Gamble has the right to acquire beneficial ownership of Common Stock through the exercise of options granted pursuant to the Directors' Stock Option Plan.
(4) Includes 5,000 shares as to which Mr. Niermeyer has the right to acquire beneficial ownership of Common Stock through the exercise of options granted pursuant to the Directors' Stock Option Plan.

(5) Includes 663 shares held jointly with Mr. O'Neil's wife, over which Mr. O'Neil shares voting and dispositive power. Also includes 6,000 shares as to which Mr. O'Neil has the right to acquire beneficial ownership of Common Stock through the exercise of options granted pursuant to the Directors' Stock Option Plan.
(6) Includes 4,500 shares as to which Mr. Thorn has the right to acquire beneficial ownership of Common Stock through the exercise of options granted pursuant to the Directors' Stock Option Plan.

SHAREHOLDER NOMINATIONS

  Section 7.2(c) of the Company's Certificate of Incorporation provides that nominations of candidates for election as directors at any annual meeting may be made (i) by or at the direction of a majority of the Board of Directors or
(ii) by any shareholder entitled to vote at such annual meeting. Shareholders may name nominees for election to the Board of Directors by submitting written nominations to the Secretary of the Company not less than 20 days prior to the date of the Annual Meeting; provided, however, that if less than 30 days notice of the date of the scheduled annual meeting is given, notice by the shareholder must be so delivered or received not later than the close of business on the tenth day following the day on which such notice of annual meeting was mailed, provided further that the notice by the shareholder must be delivered or received no later than the close of business on the fifth day preceding the date of the meeting. Such shareholder's notice must set forth
(a) as to each person whom the shareholder proposes to nominate for election or reelection as a director and as to the shareholder giving notice: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such shareholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitation of proxies with respect to nominees for election of directors pursuant to Regulation 14A under the Exchange Act; and (b) as to the shareholder giving the notice: (i) the name and address, as they appear on the Company's books, of such shareholder and any other shareholders known by such shareholder to be supporting such nominees, and (ii) the class and number of shares of Common Stock which are beneficially owned by such shareholder and any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice. If any shareholder nomination is properly and timely made, ballots will be provided for use by shareholders at the Annual Meeting bearing the name of such nominee or nominees.

BOARD MEETINGS AND COMMITTEES

  The Board of Directors of the Company meets regularly each month and may have additional special meetings. Each member of the Board of Directors of the Company also serves as a Director of the Bank. The Board of Directors of the Company met 12 times during the year ended December 31, 1995. No incumbent director attended fewer than 75% of the aggregate total number of meetings held by the Board of Directors of the Company and all committees of the Board on which such director served during the last fiscal year.

  During 1995, the Board of Directors of the Company had a number of committees, including a standing Audit Committee and a Compensation Committee. In addition, during 1995 the Board of Directors of the Bank had a number of committees, including a standing Salary and Personnel Administration Committee, among others. The entire Board of the Company serves as a Nominating Committee.

  The Audit Committee meets with the Company's independent auditors and reviews the scope and results of the audit performed by such auditors. The Audit Committee also monitors and reviews the Company's system of internal control and audit with management and the independent auditors. The Committee consists of Messrs. Akel, Kelly, Levine, Niermeyer and O'Neil, and Mrs. Gamble. The Committee met four times during 1995.

  The Company's Compensation Committee has the authority to grant options, stock appreciation rights ("SARs") and performance shares and the Bank's Salary and Personnel Administration Committee reviews both employee and executive compensation and makes recommendations to the Board of Directors with regard to executive compensation. Both committees consist of Messrs. Akel, Allen, Levine and Sponyoe, and

Mrs. Gamble. The Company's Compensation Committee met three times during 1995. The Bank's Salary and Personnel Administration Committee met eight times during 1995.

  The Nominating Committee selects nominees for election as directors of the Company. The Nominating Committee will consider nominees recommended by shareholders in accordance with the procedures set forth in the Company's Certificate of Incorporation, as described above. The Committee consists of all members of the Board of Directors, and in that capacity met two times during 1995.

COMPENSATION OF DIRECTORS

  Directors' Fees. Directors of the Company did not receive any fees for attendance at meetings of the Board of the Company during 1995. In their capacity as Directors of the Bank, however, such persons received an annual retainer of $12,000 plus $250 for each Board meeting attended. Also, committee members received fees of $250 per meeting attended, except that members of the Bank's Loan Committee received fees of $300 per meeting attended and the Chairman of each of the Audit Committee and the Salary and Personnel Administration Committee received fees of $300 per meeting attended. No director or committee fees were paid to officers of the Company who are also Directors. In 1996, the Company does not intend to increase the annual retainer but does intend to increase the other fees listed above to $350, $350, $400 and $400, respectively. Directors may elect to defer the receipt of all or a portion of their fees pursuant to a nonqualified deferred compensation agreement. Interest is credited on the deferred amounts at a rate equal to the Bank's earning asset yield (as defined). During 1995, no directors elected to defer fees under this arrangement.

  Directors' Stock Option Plan. Pursuant to the Directors' Stock Option Plan, and as adjusted for a stock split in December 1995, Messrs. Akel, Allen, Consey, Craine, Kelly, Levine, Niermeyer, O'Neil and Sponyoe, and Mrs. Gamble received a grant of a non-qualifying option for 1,500 shares at an exercise price of $18.50 per share on January 24, 1995, the fair market value on the date of grant. In addition, Mr. Thorn received a non-qualifying option for 4,500 shares at an exercise price of $20.67, upon his election as a director in 1995, as adjusted for a stock split in December 1995. To the extent shares remain available for grant under the Directors' Stock Option Plan, each non-employee director shall receive in January of each year an option to purchase 1,500 shares at the fair market value on the date of grant. For 1996, the non-employee directors received an option for 1,500 shares at an exercise price of $22.63 per share.

  The purposes of the Directors' Stock Option Plan are to enhance the Company's ability to attract and retain highly qualified individuals to serve as members of the Company's Board of Directors and to provide additional incentives to non-employee directors to promote the success of the Company.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

  The following information is supplied with respect to executive officers of the Company who do not serve on the Board of Directors of the Company. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected as an officer.

  NAME                     AGE                     TITLE(S)
  ----                     ---                     --------
Alex S. DePersis..........  48 President and Chief Operating Officer
Edward R. Andrejko........  55 Senior Vice President and Chief Financial Officer
Fielding Simmons III......  56 Senior Vice President and Treasurer
Glenn R. Small............  50 Senior Vice President
Arthur C. Smith...........  49 Senior Vice President
Larry G. Denniston........  50 Vice President and Secretary

  Alex S. DePersis joined the Bank in 1985. He became President and Chief Operating Officer of the Company and the Bank in October 1995. He was Executive Vice President of the Company and the Bank from

1990 to October 1995. Prior to that time, he was Senior Vice President of the Bank since 1987 and the Company since its formation in 1988.

  Edward R. Andrejko joined the Bank in 1962. He became Senior Vice President and Chief Financial Officer of the Company and the Bank in 1991. Prior to that time, he was Vice President and Chief Financial Officer of the Bank since 1985 and the Company since its formation in 1988.

  Fielding Simmons III joined the Bank in 1976. He became Senior Vice President and Treasurer of the Company and the Bank in 1991. Prior to that time, he was Vice President and Treasurer of the Bank since 1985 and the Company since its formation in 1988.

  Glenn R. Small joined the Bank in 1982. He became Senior Vice President of the Bank in 1985 and of the Company upon its formation in 1988. Prior to that time, he was Vice President--Commercial Loans of the Bank since 1982.

  Arthur C. Smith joined the Bank in 1967. He became Senior Vice President of the Company and the Bank in 1994. Prior to that time, he was Vice President of the Bank since 1987.

  Larry G. Denniston joined the Bank in 1983. He became Vice President and Secretary of the Company and the Bank in 1990. Prior to that time, he was Vice President--Financial Services of the Bank since 1985.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

  The following table sets forth a summary of all compensation paid during the last three fiscal years to the Company's chief executive officer and the Company's four other most highly compensated executive officers for the fiscal year ended December 31, 1995 (the "named executive officers"). All cash compensation has been paid by the Bank. None of the named executive officers received any separate form of compensation in their capacities as officers of the Company. As to each of the named executive officers, the aggregate amount of perquisites and other personal benefits was less than 10% of the total annual salary and bonus reported for the periods indicated. The Company has not granted any SARs.

                          SUMMARY COMPENSATION TABLE

                                                                      LONG TERM
                                                                    COMPENSATION
                                                                       AWARDS
                                                                   ---------------
                                            ANNUAL COMPENSATION      SECURITIES
      NAME AND                             ---------------------     UNDERLYING        ALL OTHER
  PRINCIPAL POSITION                  YEAR SALARY($) BONUS($)(1)   OPTIONS/SARS(#) COMPENSATION($)(2)
  ------------------                  ---- --------- -----------   --------------- ------------------
William H. Rincker,.................  1995 $216,320   $148,500(3)       4,500(4)         $6,490(5)
 Director, Chairman and               1994  208,000    173,168          4,500(4)          6,240
 Chief Executive Officer              1993  198,000     41,580          6,750(6)          5,940

Alex S. DePersis,...................  1995  114,735     70,657          3,000(4)          3,442
 President and Chief                  1994  101,275     85,242          3,000(4)          3,038
 Operating Officer                    1993   94,209     16,958          4,500(6)          2,826

Glenn R. Small,.....................  1995   93,139     64,284          3,000(4)          2,794
 Senior Vice President                1994   90,426     78,110          3,000(4)          2,713
                                      1993   85,712     15,428          4,500(6)          2,571

Edward R. Andrejko,.................  1995   89,503     63,063          1,875(4)          2,685
 Senior Vice President and            1994   86,061     75,183          1,875(4)          2,582
 Chief Financial Officer              1993   82,751     14,895          2,812(6)          2,482

Fielding Simmons III,...............  1995   89,265     61,899          1,875(4)          2,678
 Senior Vice President and            1994   86,246     75,060          1,875(4)          2,588
 Treasurer                            1993   82,532     14,856          2,812(6)          2,476

--------
(1) Bonuses are paid in accordance with the Bank's Three-Year Executive Plan, which became effective in 1993. Although the performance measurements for bonuses cover a three year period, the ultimate determination of the bonus is subject to the Board of Directors discretion and approval, and therefore is reported as annual compensation rather than long term compensation. See "Company Compensation Committee and Bank and Salary and Personnel Administration Committee Report on Executive Compensation."
(2) Consists of matching contributions under the Bank's defined contribution plan.
(3) Payment of $100,000 of Mr. Rinker's $148,500 1995 bonus was deferred.
(4) As adjusted for 3-for-2 stock split in December 1995.
(5) Also includes supplemental retirement benefits under the defined contribution portion of the SERP (as defined below) of $1,740 for 1994 and $1,990 for 1995, all of which was granted to Mr. Rincker in 1995 upon adoption of the Bank's SERP in March 1995.
(6) As adjusted for 3-for-2 stock splits in both December 1993 and December
    1995.

OPTIONS EXERCISES AND HOLDINGS

  The following table sets forth information with respect to grants of stock options to each of the named executive officers during the fiscal year ended December 31, 1995, and the potential realized value by such individuals. The information presented has been adjusted to reflect a 3-for-2 stock split in December 1995. All options were granted at current market price on the date of grant.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                    POTENTIAL
                                                                                REALIZED VALUE AT
                                                                                  ASSUMED ANNUAL
                                                                               RATES OF STOCK PRICE
                                                                                   APPRECIATION
                                             INDIVIDUAL GRANTS                   FOR OPTION TERM
                              ------------------------------------------------ --------------------
                                            % OF TOTAL
                               NUMBER OF   OPTIONS/SARS
                               SECURITIES   GRANTED TO
                               UNDERLYING   EMPLOYEES    EXERCISE
                              OPTIONS/SARS  IN FISCAL     OR BASE   EXPIRATION
      NAME                     GRANTED(#)      YEAR     PRICE($/SH)    DATE      5%($)     10%($)
      ----                    ------------ ------------ ----------- ---------- --------- ----------
William H. Rincker...........    4,500         7.7%       $18.25     3/27/05   $  51,648 $  130,886
Alex S. DePersis.............    3,000         5.2         18.25     3/27/05      34,432     87,257
Glenn R. Small...............    3,000         5.2         18.25     3/27/05      34,432     87,257
Edward R. Andrejko...........    1,875         3.2         18.25     3/27/05      21,520     54,536
Fielding Simmons III.........    1,875         3.2         18.25     3/27/05      21,520     54,536

  The following table sets forth information with respect to each of the named executive officers concerning the exercise of stock options during the fiscal year ended December 31, 1995, and the year-end value of all unexercised options held by such individuals. The information presented has been adjusted to reflect a 3-for-2 stock split in December 1995.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND YEAR-END OPTION VALUES

                                                        NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS
                             SHARES                   OPTIONS AT YEAR-END(#)(2)     AT YEAR-END($)(3)
                           ACQUIRED ON     VALUE      ------------------------- -------------------------
      NAME                 EXERCISE(#) REALIZED($)(1) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
      ----                 ----------- -------------- ----------- ------------- ----------- -------------
William H. Rincker........    1,500       $23,417       30,433        7,875      $477,417      $61,313
Alex S. DePersis..........    1,500        19,896       15,495        5,250       235,500       40,875
Glenn R. Small............    4,500        86,000       16,995        5,250       260,959       40,875
Edward R. Andrejko........      --            --        15,026        3,281       240,143       25,545
Fielding Simmons III......    3,000        45,333       19,526        3,281       334,018       25,545

--------
(1) Difference between fair market value per share, or price per share if sold, less exercise price per share times the number of shares.
(2) Based on unexercised options following 3-for-2 stock splits in both December 1993 and December 1995.
(3) Market value of underlying securities at year-end, minus the exercise or base price.

EMPLOYMENT AGREEMENTS

  In November 1990, the Company and the Bank entered into three-year employment contracts (the "Contracts") with William H. Rincker and Alex S. DePersis and the DePersis Contract was amended on December 18, 1995. Also in November 1990, the Company and the Bank entered into three-year Change of Control Severance Agreements (the "Severance Agreements") with Glenn R. Small, Edward R. Andrejko and Fielding Simmons III, which Severance Agreements were amended on December 18, 1995. The Contracts and the Severance Agreements provide that the term of each agreement shall be automatically extended by one year on each anniversary date of each agreement, unless the Boards of Directors of the Company and the Bank (together, the "Employers"), or the executive provides contrary written notice.

  Notwithstanding the above, the Employers may terminate the Contracts for Cause (as defined), or for other than Cause, in which case the Employers must pay the executive the salary which he would have been entitled to receive under the remaining term of a Contract, except that such payments will cease at the earlier of (i) the end of the term of a Contract, or (ii) if the executive becomes employed, directly or indirectly, by a financial institution or holding company located near the Bank's home office. The Contracts also provide for severance payments in the amount of two times the highest annual compensation paid to Mr. DePersis for any of the three calendar years ending with the year of termination, and two and one-half times the highest annual compensation paid to Mr. Rincker for any of the three calendar years ending with the year of termination, in the event of involuntary termination of employment in connection with any Change of Control (as defined). Each executive also would be entitled to payments under any performance incentive plan in which he participates, when the other participants are paid, subject to proration through his date of termination. A similar severance payment will also be provided on a similar basis to the executive in connection with a voluntary termination of employment for Good Reason (as defined). Severance and other benefits payable pursuant to the Contracts and other plans and arrangements of the Company and the Bank are limited to the maximum amount which can be paid without constituting "excess parachute payments" within the meaning of the Code. As of March 6, 1996, the amounts to which Messrs. Rincker and DePersis would be entitled under their respective Contracts with the Company and the Bank, if their employment with the Company or the Bank is terminated in 1996 in connection with a Change of Control, would be $848,483 and $370,784, respectively, plus the prorated portion of any performance incentive plan award which may be due.

  If an executive's employment under any Severance Agreement is terminated:
(i) for any reason prior to a Change in Control (as defined), or (ii) after a Change in Control, by the Employers for Good Cause (as defined), or by the voluntary action of the executive without Good Reason (as defined), the executive shall continue to receive his base salary through the date of termination, and the Employers shall have no further obligation to the executive or his spouse under the Severance Agreement, except for certain accrued benefits. The Severance Agreements also provide for a severance payment during a period of up to two years at an annual rate equal to the higher of the executive's base salary on the date of (i) the Change in Control, or (ii) the date of termination of employment, and other benefits, in the event of (a) involuntary termination of employment in connection with any Change in Control, for other than Good Cause, or (b) voluntary termination for Good Cause. As is the case with the Contracts, Severance and other benefits payable pursuant to the Severance Agreements are limited to the maximum amount payable without constituting "excess parachute payments." The Severance Agreements do not contain any provision restricting the right to compete against the Bank upon termination of employment. As of March 6, 1996, the amounts to which Mr. Small, Mr. Andrejko and Mr. Simmons would be entitled under their respective Severance Agreement if their employment with the Company and the Bank were terminated in 1996 in connection with a Change in Control, would be $193,730, $186,166 and $185,672, respectively, plus the prorated portion of any performance incentive plan award which may be due.

  Executive employees may elect to defer the receipt of compensation income pursuant to a nonqualified deferred compensation agreement with the Bank. Interest is credited on the deferred amounts at a rate equal to the Bank's earning asset yield (as defined). During 1995, no executives elected to defer compensation under this arrangement.

COMPANY COMPENSATION COMMITTEE AND BANK SALARY AND PERSONNEL ADMINISTRATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  During 1995, no person received any separate form of compensation as an officer of the Company. Accordingly, decisions on compensation of the Company's executives, except with respect to stock options, are made by the five-member Salary and Personnel Administration Committee of the Bank's Board of Directors. The members of that committee are Messrs. Akel, Allen, Levine, Sponyoe and Mrs. Gamble. The same persons comprise the Compensation Committee of the Board of Directors of the Company, which committee has the authority to grant options, SARs and performance shares under the Company's Long-Term Incentive and Capital Accumulation Plan (the "Incentive Plan") and the 1996 Incentive Plan. For purposes of this report, the Salary and Personnel Administration Committee and the Compensation Committee are together referred to as the "Committee." Each member of the Committee is a non-employee director. All decisions by the Committee relating to the compensation of the Company's executive officers are reviewed by the full Board of Directors. Pursuant to rules adopted by the SEC designed to enhance disclosure of policies toward executive compensation, set forth below is a report submitted by the Committee, addressing the Company's compensation policies for 1995 as they affected the Company's executive officers, including the Chief Executive Officer and the named executive officers.

  COMPENSATION POLICIES FOR EXECUTIVE OFFICERS. The Committee's executive compensation policies are designed to provide competitive levels of compensation and assist the Company in attracting and retaining qualified executives. Target levels of executive officers' overall compensation are intended to be consistent with banks in the northeastern United States with assets between $1.0 billion and $5.0 billion. The Committee endorses the position that stock ownership by management and stock-based plans are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. The Committee also endorses the position that cash bonuses tied to annual and long-term target levels of income strengthen management's incentive to increase consolidated net income of the Company.

  RELATIONSHIP OF PERFORMANCE TO EXECUTIVE COMPENSATION. Compensation paid to the Company's named executive officers in fiscal 1995 consisted of the following components: base salary, bonuses under the Bank's Three-Year Executive Plan (the "Three-Year Plan"), stock options under the Company's Incentive Plan, benefits under the Bank's defined benefit pension plan and defined contribution savings plan, and certain other benefits.

  Base Salary. The Committee reviews executive base salaries annually. Base salaries for executive officers for fiscal 1995 were increased by an average of 5.4%. Base salary levels for the executive officers are set within established salary ranges which are based upon responsibility, experience and company performance. Base salaries are also designed to be competitive with peer banks in the northeastern United States with assets between $1.0 billion and $5.0 billion. Among the factors considered by the Committee were the following: net income in 1994 was $12.9 million compared to $13.4 million in 1993; total non-performing assets were $7.9 million or 0.91% of total loans at December 31, 1994 compared to $10.7 million or 1.32% of total loans at December 31, 1993; annualized return on average assets was 1.16% in 1994 compared to 1.28% in 1993; and annualized return on average equity was 11.59% in 1994 compared to 13.14% in 1993.

  Bonuses. The bonus component of compensation paid to the Company's named executive officers in fiscal 1995 was paid under the Bank's Three-Year Plan. The Bank awards bonuses to participating executive officers under the Three-Year Plan if the Company meets certain net income targets over a three-year period and pays four consecutive quarterly dividends during the third year of any plan period. The three-year period that ended as of December 31, 1995 was the second award period under the Three-Year Plan. The target net income under the Three-Year Plan is determined by taking the total net income projected in the Company's budget for the first year in any given plan period, with net income for each of the second and third years increased at a 4% compounded rate. If, following the three-year period, the Company's net income equals the target under the Three-Year Plan, the President and Chief Executive Officer of the Bank is eligible to receive an award equal to 9% of base salary and all other participants are eligible to receive an award equal to 6% of base salary. To the extent that net income exceeds the target under the Three-Year Plan, awards will be proportionately increased. The Board of Directors of the Bank intends that 15% of the Company's net income in excess of the Three-Year Plan target to be paid out to participants as incentive bonuses, however, the maximum bonus paid under the Three-Year Plan may not exceed 75% of base annual salary of any participant. The Committee administers the Three-Year Plan and has the authority to recommend participants, awards and the form and timing of payment, subject to modification and/or approval by the Board of Directors. For the three year period ended December 31, 1995, the Company's net income exceeded the target by $4.6 million, such that the maximum bonus of 75% of base annual salary of the participants was awarded for fiscal 1995. Awards under the Three-Year Plan for fiscal

1995 ranged from 61.6% to 69.3% of 1995 base salary. For 1996, the Board has decided not to continue to pay bonuses under the Three-Year Plan. Although no final determination has yet been made, the Board of Directors may consider alternative bonus programs which evaluate performance over a multi-year period.

  Bonuses also may be awarded under a one year plan (the "One-Year Plan"). Participants in such plan, as determined by the Bank's Board of Directors, are eligible for bonuses based upon the Bank, and the various departments within, attaining specified performance measures. Payment of bonuses under the One-Year Plan is also subject to the declaration and payment by the Company of four quarterly dividends during a plan year. The Board of Directors awarded no bonuses to any of the named executive officers under the One-Year Plan in 1995.

  Stock Options. The Company's Incentive Plan provides long-term incentives to key employees, including executive officers, through the grant of stock options. On February 26, 1996, the Board adopted the 1996 Incentive Plan, subject to approval of the stockholders at the annual meeting. See "Approval of Proposed 1996 Long-Term Incentive and Capital Accumulation Plan" below. The grant of stock options is intended to foster management team cohesion and align management and shareholder interests. Stock option grants provide an additional means to provide incentives for executive officers. The Company believes that the grant of stock options can be used to encourage performance that can result in enhanced shareholder value. Options under the Incentive Plan were granted in 1986, 1989, 1990, 1993, 1994 and 1995. All options were granted at current market price on the date of grant.

  Other. In addition to the compensation paid to executive officers as described above, executive officers receive, along with and on the same terms as other employees, contributions by the Bank pursuant to the Bank's defined benefit pension plan and matching contributions under the Bank's defined contribution savings plan. The executive officers also receive group term life insurance on the same terms as other employees, and certain other perquisites.

  CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Rincker's base salary as CEO was increased in 1995 from $208,000 to $216,320 based on the Company's performance. Mr. Rincker's salary is designed to be competitive with the salaries of the CEO's of peer banks in the northeastern United States with assets between $1.0 billion and $5.0 billion. Among other factors considered by the Committee were the following: net income in 1994 was $12.9 million compared to $13.4 million in 1993; total non-performing assets were $7.9 million or 0.91% of total loans at December 31, 1994 compared to $10.7 million or 1.32% of total loans at December 31, 1993; annualized return on average assets was 1.16% in 1994 compared to 1.28% in 1993; and annualized return on average equity was 11.59% in 1994 compared to 13.14% in 1993. The increase was also based on Mr. Rincker's individual performance. Mr. Rincker also participated in the Three-Year Plan under which his bonus for 1995 was 68.6% of his base salary. Under the Three-Year Plan, Mr. Rincker received an award for 1995 based on the Company exceeding the Plan's net income target for the three year period ended December 31, 1995 by $4.6 million. Mr. Rincker also received a stock option for 4,500 shares of Common Stock during 1995 pursuant to the Company's Incentive Plan. In 1995, the Board of Directors of the Bank also adopted supplemental executive retirement plan benefits for Mr. Rincker which were made effective, in part, as of January 1, 1994. See "Employee Defined Benefit Plan."

                     COMPENSATION COMMITTEE OF COMPANY AND
             SALARY AND PERSONNEL ADMINISTRATION COMMITTEE OF BANK

                                Ferris G. Akel
                                Robert W. Allen
                               Herbert R. Levine
                                John V. Sponyoe
                                Helen A. Gamble

COMPENSATION COMMITTEE AND SALARY AND PERSONNEL ADMINISTRATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Each of the Compensation Committee and the Salary and Personnel
Administration Committee is comprised of Messrs. Akel, Allen, Levine and Sponyoe, and Mrs. Gamble.

  In fiscal 1995, the Bank had outstanding commercial real estate loans and commercial loans secured by real estate to Colonial Plaza Associates and Parkway Plaza L.L.C., with each loan being guaranteed by Mr. Akel, as well as a loan to Mr. Akel and certain related parties. Mr. Akel is a partner of Colonial Plaza Associates and a member of Parkway Plaza L.L.C. In fiscal 1995, the Bank had a commercial loan to Van Cott Jewelers, Ltd., of which Mr. Levine is Chairman of the Board. As to each of the foregoing loans, and the guarantee, by Mr. Akel the Bank believes that they were made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. The Bank also believes the loans and the guarantee do not involve more than the normal risk of collectability not present any other unfavorable features.

  Also for the year ended December 31, 1995, the Bank paid an aggregate of $160,892 to Binghamton Giant Markets, Inc., of which Mr. Akel is President and principal stockholder. Such payment reflects fees paid in connection with transactions on the Bank's StoreTeller electronic facilities maintained at food markets owned by Binghamton Giant Markets, Inc.

COMPARATIVE COMPANY PERFORMANCE

  The following line graph sets forth comparative information regarding the Company's cumulative shareholder return on its Common Stock over the last five fiscal years. Total shareholder return is measured by dividing total dividends (assuming dividend reinvestment) plus share price change for a period by the share price at the beginning of the measurement period. The Company's cumulative shareholder return based on an investment of $100 at the beginning of the five-year period beginning December 29, 1990 is compared to the cumulative total return of The Nasdaq Stock Market (U.S. Companies) and SNL Securities $1 billion to $5 billion Bank Index.

                              [INSERT BY PRINTER]

  In 1995 and prior years, the Company compared its cumulative total return to that of The Nasdaq Stock Market (U.S. Companies) and NASDAQ Stocks (U.S. Companies) Savings Institutions. Consistent with the conversion of the Bank from a savings bank to a commercial bank and trust company in 1995, for the performance graph above the Company has replaced the savings institution index with an index of banks more closely aligned to the peer group index of the Company. By way of comparison, had the Company used the savings institution
index, the five year shareholder return would have been  ,  ,   , and  at
December 31, 1991, 1992, 1993, 1994 and 1995, respectively.

EMPLOYEE DEFINED BENEFIT PLAN

  The following table illustrates current annual pension benefits under the Company's defined benefit retirement plan for retirement in 1995 at age 65 under the most advantageous provisions available for various levels of compensation, years of service, and full Social Security benefits. Pension benefits are currently subject to a statutory maximum of $120,000, subject to cost-of-living adjustments. Additionally, annual compensation in excess of $150,000 (subject to cost of living increases) may not be used in calculation of retirements.

                              PENSION PLAN TABLE

                                        YEARS OF SERVICE
         ANNUAL       ----------------------------------------------------------
      COMPENSATION      10        15        20        25        30        35
      ------------    -------   -------   -------   -------   -------   -------
      $ 75,000        $15,000   $22,500   $30,000   $37,500   $45,000   $45,000
       100,000         20,000    30,000    40,000    50,000    60,000    60,000
       125,000         25,000    37,500    50,000    62,500    75,000    75,000
       150,000         30,000    45,000    60,000    75,000    90,000    90,000

  A participant's normal retirement benefit is equal to 2% of average annual earnings, multiplied by the number of years and fraction thereof of creditable service. Average annual earnings represents payment made during the 36 consecutive calendar months of highest earnings during the final 120 calendar months of the employee's creditable service. Mr. Rincker's annual pension benefit is $115,386 based on his average annual earnings in effect prior to the implementation of the $150,000 limit on annual compensation with respect to the Company's defined benefit retirement plan. In no event, however, may the normal retirement benefit exceed 60% of average annual earnings. Pension allowances are based on 2% of the employee's average basic annual earnings excluding overtime, bonus, or other special payments. Pension benefits are computed on a straight life annuity benefit.

  The years of creditable service as of December 31, 1995 for Messrs. Rincker, DePersis, Small, Andrejko and Simmons were 40, 10, 13, 33 and 19, respectively.

  In 1995, the Board of Directors of the Bank adopted a Supplemental Executive Retirement Plan (the "SERP") to be effective on January 1, 1995 and to permit designated employees of the bank to receive supplemental retirement benefits from the Bank which amounts would be due under the benefit and contribution formulas in the Bank's defined benefit retirement plan and its defined contribution plan but which cannot be paid under those plans due to reductions and other limitations imposed on such plans pursuant to the Code. Mr. Rincker is the only participant in the SERP. The SERP is an unfunded, non-qualified deferred compensation plan and benefits thereunder will be paid from the
general assets of the Bank. As of    , based on Mr. Rincker's compensation and
service as of that date, Mr. Rincker's accrued annual supplemental defined
benefit amount under the SERP was $    payable during his life and the life of
his wife if he retires at age 65 and his defined contribution benefit amount
was $    payable in a lump sum following his retirement or other termination of employment.

CERTAIN RELATIONSHIPS

  Directors, officers and employees of the Company or the Bank are permitted to borrow from the Bank to the extent permitted by New York law and the regulations of the Board of Governors of the Federal Reserve

System. Under applicable New York law, the Bank may make first mortgage loans to officers provided that each such loan is secured by the officer's primary residence and is authorized in writing by the Board of Directors. In addition, the Bank makes commercial real estate and commercial business loans to officers and directors and related persons consistent with applicable law. All loans made by the Bank to directors and executive officers or their associates and related entities have been made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. It is the belief of management that, at the time of origination, these loans neither involved more than the normal risk of collectability nor presented any other unfavorable features.

  For a description of certain transactions regarding Mr. Akel, Mr. Levine and the Bank, see "Compensation Committee and Salary and Personnel Administration Committee Interlocks and Insider Participation."

                  AMENDMENT OF CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

                                 (PROPOSAL TWO)

  As set forth in Article 5 of the Company's Certificate of Incorporation, the total number of all shares of all classes of stock which the Company currently has the authority to issue is 12,500,000 shares, consisting of 10,000,000 shares of Common Stock and 2,500,000 shares of preferred stock (the "Preferred Stock"), par value $0.01 per share. The proposed amendment to Article 5 of the Certificate of Incorporation is to increase the number of authorized shares of common stock from 10,000,000 to 30,000,000. Such increase will be effected by amending the first sentence of Article 5 of the Certificate of Incorporation to read as follows:

    "The total number of shares of all classes of stock which the Company shall have the authority to issue is 32,500,000, consisting of 2,500,000 shares of preferred stock, par value $0.01 per share (hereinafter the "Preferred Stock"), and 30,000,000 shares of common stock, par value $0.01 per share (hereinafter the "Common Stock")."

  Of the 10,000,000 presently authorized shares of Common Stock, 6,216,412 shares were issued and outstanding on March 6, 1996, and 378,749 shares were reserved for issuance with respect to stock options. Accordingly, at March 6, 1996, 3,404,839 shares of authorized but not outstanding and unreserved shares of Common Stock remained available for future issuance. Also, if the 1996 Incentive Plan is adopted, options for an additional 300,000 shares will be available for grant. At March 6, 1996, no shares of Preferred Stock were outstanding.

  Although the Company has no present intention of issuing additional shares of authorized but unissued and unreserved shares of Common Stock, the Board of Directors believes that the increased number of authorized shares of common stock will benefit the Company by making a sufficient number of shares available in the future for use in connection with possible stock dividends or stock splits, the raising of additional capital through a potential public offering or private placement, and possible future mergers or acquisitions. The unissued and unreserved shares of Common Stock and Preferred Stock will be available for issuance for any proper corporate purpose, as authorized from time to time by the Board of Directors, without further approval by the stockholders of the Company, except as otherwise required by law or the rules of the National Association of Securities Dealers, Inc. (the "NASD").

  The current rules of the NASD require shareholder approval by issuers of NASDAQ National Market System designated securities, such as the Company's Common Stock, as to the issuance of shares of common stock or securities convertible into common stock in several instances, including (a) under stock option or purchase plans for directors or officers where the securities that may be issued exceed the lesser of 1% of the number of shares of common stock, 1% of the voting power outstanding or 25,000 shares, (b) actions resulting in a change of control of the company, (c) acquisition transactions involving directors, officers or substantial security holders where the present or potential issuance of such securities could result in an increase in outstanding common shares of 5% or more, (d) acquisition transactions generally where the present or potential issuance of such securities could result in an increase in outstanding shares of 20% or more and (e) certain other sales or issuances of common stock (or securities convertible into or exercisable for common stock) in a non-public offering equal to 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. The stockholder vote required for NASD purposes is a majority of the total votes cast in person or by proxy. Exceptions to these rules may be made upon application to the NASD when (i) the delay in securing stockholder approval would seriously jeopardize the financial viability of the enterprise and (ii) reliance by the company on this exception is expressly approved by the company's audit committee or a comparable body. Shareholders of the Company do not have any preemptive or stock purchase rights to purchase additional shares of Common Stock, whether now or hereafter authorized. Future issuances of additional shares of Common Stock or securities convertible into Common Stock, therefore, may have a dilutive effect on existing shareholders.

  As a Delaware corporation, the Company is taxed on its authorized capital stock. In general, the annual franchise tax is $90 on the first 10,000 shares and the further sum of $50 on each 10,000 shares or part thereof. Currently, the Company's annual franchise tax is $62,540. Increasing the number of authorized shares of Common Stock to 30,000,000 will result in an annual franchise tax of the statutory maximum, $150,000.

  In the event of a proposed merger, tender offer or other attempt to gain control of the Company of which management does not approve, it might be possible for the Board of Directors to authorize the issuance of shares of Common Stock or Preferred Stock in a transaction that could have the effect of frustrating or impeding such takeover attempt. The Board of Directors has no current intention to issue authorized but unissued shares for such purpose. The Board of Directors is not aware of any specific effort to accumulate the Company's capital stock in order to obtain control of the Company by means of a merger, tender offer or otherwise.

REQUIRED VOTE

  The affirmative vote of at least a majority of the total votes eligible to be cast at the Annual Meeting is required to adopt the proposed amendment to
Article 5 of the Company's Certificate of Incorporation. If adopted by shareholders, the proposed amendment to Article 5 of the Certificate of Incorporation will become effective automatically upon filing of a certificate of amendment with the Office of the Secretary of State of the State of Delaware.

            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE
         ADOPTION OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
               APPROVAL OF PROPOSED 1996 LONG-TERM INCENTIVE AND
                           CAPITAL ACCUMULATION PLAN

                               (PROPOSAL THREE)

  On February 26, 1996, the Board of Directors of the Company adopted the 1996 Incentive Plan for the benefit of officers and full-time employees whether or not directors of the Company. Directors of the Company who are not officers or employees of the Company or a subsidiary are not eligible to receive grants under the 1996 Incentive Plan. The 1996 Incentive Plan is subject to approval by the holders of at least a majority of the votes present and entitled to vote at the Annual Meeting. There are presently 311 full-time and 85 part-time employees of the Company and its subsidiaries who are eligible to participate in the 1996 Incentive Plan.

  The principal provisions of the 1996 Incentive Plan are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the 1996 Incentive Plan. A copy of the 1996 Incentive Plan is attached hereto as Exhibit A and is incorporated herein by reference.

PURPOSES OF THE 1996 INCENTIVE PLAN

  As of September 1995, the current Incentive Plan expired. The Committee endorses the position that stock ownership by management and stock-based plans are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. The purposes of the 1996 Incentive Plan are to enhance performance and to encourage the ownership of the Company's Common Stock.

DESCRIPTION OF THE 1996 INCENTIVE PLAN

  Under the terms of the 1996 Incentive Plan, 300,000 shares of authorized but unissued Common Stock of the Company, or approximately 4.83% of the Company's issued and outstanding shares of Common Stock, are reserved for issuance pursuant to the exercise of stock options or the granting of performance shares, subject to modification or adjustment to reflect changes in the Company's capitalization as, for example, in the case of a merger, reorganization or stock split. The 1996 Incentive Plan will remain in effect for a term of 10 years unless sooner terminated in accordance with its terms.

  The 1996 Incentive Plan is being administered by a committee composed of the Compensation Committee of the Company (the "Plan Administrators"), who are given absolute discretion to select the persons to whom rights will be granted and determine the number of rights to be granted to each. The initial Plan Administrators are Messrs. Akel, Allen, Levine and Sponyoe, and Mrs. Gamble. Four kinds of rights are authorized under the 1996 Incentive Plan and are available for grant: incentive stock options, non-statutory options, SARs and performance share awards.

  The Board may amend or terminate the 1996 Incentive Plan except that without approval of shareholders no amendment may change the maximum number of shares that may be issued under the 1996 Incentive Plan, change the class of eligible employees or materially increase the benefits accruing to eligible individuals thereunder.

  As of the date of this Proxy Statement, no grants have been made under the 1996 Incentive Plan and the Company does not anticipate making any grants under the 1996 Incentive Plan prior to it being submitted to shareholders at the Annual Meeting.

OPTIONS UNDER THE 1996 INCENTIVE PLAN

  One or more options may be granted under the 1996 Incentive Plan to any eligible person, provided that in any calendar year, no one may be granted options for more than 10,000 shares and the aggregate fair market value (determined at the time the options are granted) of the stock for which options qualifying as incentive options (defined below) first become exercisable in a year may not exceed $100,000. Non-statutory stock options ("non-statutory options") may also be granted under the 1996 Incentive Plan. As described below, the tax treatment differs substantially with respect to both types of options.

  An incentive option is defined in the Code as an option granted to an employee in connection with his or her employment to purchase stock that satisfies certain conditions. An incentive option must be granted pursuant to a plan specifying the aggregate number of shares to be issued and the employees or class of employees, eligible to receive options. A non-statutory option is an option that does not meet certain specified conditions in the Code or that is designated at the time of grant as not constituting an incentive option.

  The 1996 Incentive Plan must be approved by shareholders within twelve months of the date of adoption of the 1996 Incentive Plan. No options may be exercised unless and until such approval is obtained. The option exercise price of options granted under the 1996 Incentive Plan may not be not less than the greater of the book value or the fair market value of the stock at the date of the grant (110 percent of such value in the case of an incentive option granted to an employee who owns more than 10 percent of the outstanding stock of the Company) and no option may be granted more than ten years from the date of adoption of the 1996 Incentive Plan. No option may be exercised after 10 years from the date it is granted (five years in the case of an incentive option granted to an employee who owns more than 10 percent of the outstanding stock of the Company). Options are not transferable, except by will and by the laws of descent and distribution, and must be exercised only by the optionee during his or her lifetime.

  Options are exercisable during the period specified in each option agreement although no expiration date will be later than the tenth anniversary of the date on which the option was granted. Unless otherwise specified in an option agreement, options will become exercisable to the extent of 25 percent of the shares covered by the option at the end of each of the first four years after the date of grant, except that a minimum of 250 shares (or the remaining number of shares subject to the option, if less) will become exercisable each year if the option covers fewer than 1,000 shares. Except as otherwise provided in an option agreement, in the event of an actual or threatened change in control of the Company (as defined), or if any optionee's employment is terminated for disability (as defined) or if he or she dies while employed by or in the service of the Company or a subsidiary, all options previously granted would become immediately exercisable (except that exercisability of options will not be accelerated to the extent that such acceleration would cause the optionee to be liable for the excise tax imposed on "excess parachute payments" under the Code). If employment is terminated by reason of death, the person or persons to whom the optionee's rights under the option pass by will or by the laws of descent and distribution will also have one year to exercise the options. If the employment of an optionee terminates for any other reason, his or her options will be exercisable for three months following termination of employment to the extent exercisable on the date of termination, unless otherwise provided in the option agreement. In no event, however, will the exercise period extend beyond the original expiration date of the option.

  Payment for shares purchased under the 1996 Incentive Plan may be made either in cash or by exchanging shares of Common Stock of the Company with a fair market value of up to not less the total option price plus cash for any difference. The 1996 Incentive Plan also permits "cashless" exercises of options through a broker reasonably acceptable to the Company.

  Upon any dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation in which the Company is not the surviving corporation, or upon the sale of substantially all of the property of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board that results in any person or entity owning 80 percent or more of the total combined voting power of all classes of stock of the Company, the 1996 Incentive Plan and the options issued thereunder will terminate, unless provision is made in connection with such transaction for the continuation of the plan and/or the assumption of the options or for the substitution for such options of new options covering the stock of a successor employer corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise price. In the event of such termination, all outstanding options shall be exercisable in full during such period immediately prior to the occurrence of such termination as the Board of Directors in its discretion shall determine (except that the exercisability of an option shall not be accelerated to the extent that the option would be subject to the excise tax imposed on "excess parachute payments" as a result of such acceleration).

  The granting of an option does not confer upon the optionee any right to remain in the employ of the Company. The option will have no dividend or voting rights to the shares until the option price has been paid in full upon exercise.

SARS UNDER THE 1996 INCENTIVE PLAN

  Under the 1996 Incentive Plan, the Plan Administrators may, at their discretion but subject to applicable laws and regulations, accept surrender of the right to exercise any incentive option or non-statutory option by an optionee in return for payment by the Company to the optionee of cash or Common Stock of the Company (valued at the fair market value thereof) or a combination of cash and Common Stock in an amount equal to the excess of the fair market value of the shares of Common Stock subject to option at the time over the option price of such shares. An optionee may exercise such stock appreciation rights only during the period beginning on the third business day following the release of certain quarterly or annual financial information and ending on the twelfth business day following such date.

  Upon the exercise of a stock appreciation right, the stock option to which it relates terminates with respect to the number of shares as to which the right is so exercised. Conversely, upon the exercise of a stock option, any related stock appreciation right shall terminate as to any number of shares subject to the right that exceeds the total number of shares for which the stock option remains unexercised.

  Stock appreciation rights may be granted concurrently with the stock options to which they relate or, in the case of a non-statutory option, at any time thereafter before the exercise or expiration of such options.

PERFORMANCE SHARES UNDER THE 1996 INCENTIVE PLAN

  Employees of the Company may also receive performance share awards pursuant to the 1996 Incentive Plan. The granting of performance shares gives the recipient thereof the right to receive a specified number of shares of Common Stock of the Company contingent upon the achievement of specified performance objectives within a specified award period (which may not be less than 12 months). The performance objectives under the 1996 Incentive Plan will be based on one or more of the following performance standards: profits, growth in revenues, earnings per share, stockholders' return on equity or return on assets of the Company or the Bank. The performance objectives will be established by the Plan Administrators not later than 90 days after the beginning of the award period. In lieu of some or all of said shares and subject to applicable laws and regulations, the Plan Administrators may distribute cash in an amount equal to the fair market value thereof on the business day next preceding the date of payment. No amounts will be paid and no shares will be issued unless the Plan Administrators certify in writing that the performance objectives have been achieved. If a participating individual dies, becomes disabled or retires, he or she will be deemed to have earned a pro rata portion of the performance shares, based on the number of days of employment completed during the award period, as if he or she had been employed at the end of the plan year. If an employee terminates his or her position with the Company prior to the close of an award period for any other reason, any performance share granted to him or her for the period is forfeited.

FEDERAL INCOME TAX CONSEQUENCES

  The federal income tax treatment of incentive options and non-statutory options is substantially different. As regards incentive options, an optionee will not recognize income at the time the option is granted or at the time the option is exercised, except that the excess of the fair market value of the stock acquired upon the exercise of an incentive option over the option exercise price will be includible in the optionee's alternative minimum taxable income for the year of exercise. However, the date on which fair market value is determined for purposes of the minimum tax may be later if the optionee is subject to certain limitations under the securities laws with respect to the sale of the stock at the time the option is exercised, unless the optionee makes a special tax election within thirty days after exercise. Provided the holding periods described below are met, when the shares of stock received pursuant to the exercise of an incentive option are sold or otherwise disposed of in a taxable transaction, gain or loss, measured by the difference between the exercise price and the amount realized, will be recognized to the optionee as a long-term capital gain or loss.

  In order for an optionee to receive this favorable tax treatment, he or she must make no disposition of the shares within two years from the date the incentive option was granted nor within one year from the date such option was exercised and the shares transferred to him or her. In addition, the optionee must, with the exceptions noted below with respect to death or disability, be an employee of the entity granting the option (or of a parent or subsidiary of such entity) at all times within the period beginning on the date of the grant and ending on a date within three months before the date of exercise. In the case of an optionee who is disabled (as defined by the Code) or who dies while employed, the three month period for exercise following termination of employment is extended to one year.

  If all of the requirements for an incentive option are met except for the holding period rules set forth above, the optionee will be required, at the time of the disposition of the stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the stock at the date of exercise as ordinary income and the excess, if any, as capital gain. At that time, the Company generally will be allowed a corresponding business expense deduction to the extent of the amount of the optionee's ordinary income.

  With respect to the non-statutory options, upon exercise, the difference between the fair market value on the date of exercise (or, if the optionee is subject to certain restrictions under the securities law at the time of exercise, when such restrictions expire, unless the optionee makes a special tax election within 30 days following exercise) and the option exercise price will be treated as compensation income. If the Company satisfies applicable information reporting requirements, it will be entitled to a deduction for federal income tax purposes in the same amount. On a subsequent sale or exchange or the shares acquired pursuant to the exercise of the non-statutory option, the optionee may have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of such shares. Tax basis will, in general, be the amount paid for the shares plus the amount treated as compensation income at the time the shares are acquired. Provided that the shares have been held for the one-year statutory holding period, such gain or loss would constitute long-term capital gain or loss.

  Generally, if an optionee tenders to the Company shares of stock held by him or her in payment of the exercise price of an option, the transaction will be viewed as a tax-free exchange of such shares and the rules summarized above generally will apply with respect to the tax treatment of the exercise transaction (except that the basis of a number of shares equal to the number of shares exchanged will be determined by reference to the basis of such exchanged shares). However, shares acquired through the exercise of an incentive or other qualified option are exchange to pay the exercise price of an incentive option and the applicable holding period requirements with respect to such exchanged shares were not completed, the transaction will be treated as a taxable disqualifying disposition of those shares.

  No federal income tax consequences are incurred by the holder at the time a stock appreciation right is granted However, upon the exercise of a stock appreciation right, the holder will realize ordinary income for federal income tax purposes equal to the amount received by him or her, whether in cash, shares of Common Stock, or both. The Company will be entitled to a deduction for federal income tax purposes, generally at the same time and in the same amount.

  No federal income tax consequences are incurred by the Company or the participating employee at the time a performance share is granted, except that the employee may make a special tax election within 30 days after the date of grant to report the value of the performance shares as ordinary income for tax purposes. Absent such an election, if the specified performance objectives are met, the individual will realize ordinary income at the end of the award period equal to the amount of cash or the fair market value of the stock received by him or her. If an employee makes the special tax election and subsequently forfeits the shares because of failure to achieve the performance objectives or termination of employment, the employee will not be entitled to a deduction or other tax benefit for the amount reported as income with respect to the grant. If an employee who has made the special tax election satisfies the performance objectives and subsequently sells the shares, any gain or loss on such sale will be capital gain or loss. The Company intends that performance shares granted under the 1996 Incentive Plan will satisfy the rules under Code pertaining to "qualified performance-related compensation." Therefore, the Company should be entitled to a deduction for income tax purposes for the amount that is includable in the employee's taxable income, generally for the year in which the amount is taxable to the employee.

  Under current federal income tax law, ordinary income is subject to tax at rates up to 39.6 percent and capital gains are subject to a maximum tax rate of 28 percent, but because of certain "phase-outs" of personal exemptions and limitations on itemized deductions, the receipt of additional ordinary income or capital gain may result in the payment of taxes in addition to the amounts that would result from the application of such rates. The foregoing has been merely a brief summary of some of the principal federal income tax consequences of awards under the 1996 Incentive Plan and recipients of options and other grants should consult with their own personal tax advisors with respect to such grants and transactions in stock acquired under the 1996 Incentive Plan.

VOTE REQUIRED

  The affirmative vote of the holders of at least a majority of the votes present and entitled to vote at the Annual Meeting is required for approval of this proposal.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
                          OF THE 1996 INCENTIVE PLAN

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                                (PROPOSAL FOUR)

  The Board of Directors of the Company has appointed Coopers & Lybrand L.L.P. as independent auditors of the Company for the year ending December 31, 1996, and has further directed that the selection of such auditors be submitted for ratification by the shareholders at the Annual Meeting. The Company has been advised by Coopers & Lybrand L.L.P. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Coopers & Lybrand L.L.P. will have a representative at the Annual Meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                    THE RATIFICATION OF THE APPOINTMENT OF
       COOPERS & LYBRAND L.L.P. AS INDEPENDENT AUDITORS FOR FISCAL 1996

                             SHAREHOLDER PROPOSALS

  Any proposal which a shareholder wishes to have presented at the next Annual Meeting of Shareholders and included in the proxy materials of the Company must be received at the main office of the Company, 58-68 Exchange Street, Binghamton, New York 13902, no later than November 21, 1996. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

                    ANNUAL REPORT AND FINANCIAL STATEMENTS

  A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1995 (the "Annual Report") accompanies this Proxy Statement.

  UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE COMMISSION UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO LARRY G. DENNISTON, VICE PRESIDENT AND SECRETARY, BSB BANCORP, INC. 58-68 EXCHANGE STREET, BINGHAMTON, NEW YORK 13902. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                           SECTION 16(A) DISCLOSURE

  Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

  Based solely on its review of the reports submitted to the Company, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal 1995 all filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with on a timely basis.

                                 OTHER MATTERS

  Management is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

  The cost of solicitation of proxies will be borne by the Company. The Company has retained Morrow & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. The fee arrangement with such firm is $4,500, plus reimbursement for out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                               BSB BANCORP, INC.

                         1996 LONG-TERM INCENTIVE AND
                           CAPITAL ACCUMULATION PLAN

                                   ARTICLE I

                           Establishment of the Plan

  1.01 BSB Bancorp (the "Company") hereby establishes the 1996 Long-Term Incentive and Capital Accumulation Plan (the "Plan") upon the terms and conditions hereinafter stated.

                                  ARTICLE II

                              Purpose of the Plan

  2.01 The purpose of the Plan is to improve the growth and profitability of the Company, BSB Bank & Trust (the "Bank") and other Subsidiary Companies by attracting and retaining qualified personnel in key positions, providing such key Employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and its Subsidiary Companies, and rewarding those key Employees for outstanding performance and the attainment of targeted goals. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.

                                  ARTICLE III

                                  Definitions

  3.01 "Board" means the Board of Directors of the Company.

  3.02 "Code" means the Internal Revenue Code of 1986, as amended.

  3.03 "Committee" means the Compensation Committee appointed by the Company pursuant to Article IV hereof.

  3.04 "Common Stock" means shares of common stock, $1.00 par value, of the Company.

  3.05 "Effective Date" means the date on which the Plan is adopted by the Board.

  3.06 "Disability" means any physical or mental impairment that qualifies an Employee for disability benefits under the applicable disability plan maintained by the Company or a Subsidiary Company, or, if no such plan applies, that would qualify such Employee for disability benefits under the disability plan maintained by the Company, if such Employee were covered by that plan.

  3.07 "Employee" means any person who is currently employed by the Company or a Subsidiary Company, including Officers, but not including Directors who are not also Officers of or otherwise employed by the Company or a Subsidiary Company.

  3.08 "Grantee" means an Employee or former Employee to whom a Performance Award has been granted under this Plan.

  3.09 "Incentive Stock Option" means any Option granted under this Plan that the Committee specifies (at the time it is granted) is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

  3.10 "Nonqualified Option" means any Option granted under this Plan that is not an Incentive Stock Option.

  3.11 "Officer" means an Employee whose position in the Company or Subsidiary Company is that of a corporate officer, as determined by the Committee.

  3.12 "Option" means a right under this Plan to purchase Common Stock.

  3.13 "Optionee" means an Employee or former Employee to whom an Option has been granted under the Plan.

  3.14 "Performance Award" is a right granted under this Plan to earn Performance Shares.

  3.15 "Performance Goal" means the specified level or levels of a performance indicator (or a group of such indicators) measuring the performance of the Company or a Subsidiary Company (or a division or affiliate thereof), including profits, growth in revenues, earnings per share, stockholders' return on equity, return on assets, or other financial standard, that must be achieved during a specified period of not less than 12 months for Performance Shares to be earned.

  3.16 "Performance Shares" are shares of Common Stock that may be earned by a Grantee if specified Performance Goals are achieved over a period of at least 12 months established by the Committee.

  3.17 "Plan Year" means each twelve-month period ending on December 31 during the existence of this Plan, except for the first Plan Year, which will run from the Effective Date to December 31, 1996.

  3.18 "Retirement" means a termination of employment that constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Company or a Subsidiary Company, or, if no such plan is applicable, which would constitute "retirement" under the Bank's Employee Retirement Plan, if such individual were a participant in that Plan.

  3.19 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Company in cash and/or Common Stock, provided in the discretion of the Committee in accordance with Section 8.10.

  3.20 "Subsidiary Companies" means those subsidiaries of the Company that meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Option or Performance Award in question.

  3.21 For purposes of this Plan, a participant shall not be considered to have terminated employment with the Company or a Subsidiary Company by reason of any unpaid leave of absence authorized as such by the Company or a Subsidiary Company under its personnel policies.

  3.22 Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                  ARTICLE IV

                          Administration of the Plan

  4.01 Role of the Committee.

  The Plan shall be administered and interpreted by the Committee as appointed from time to time by the Board pursuant to Section 4.02 of the Plan. The Committee shall be composed of at least three members of the Board who are not also Employees of the Company or a Subsidiary Company and who qualify as "outside directors" for purposes of Treasury Regulations ("Reg.") (S)1.162-27(e)(3) or the corresponding provisions of any subsequent regulation and who qualify as "disinterested directors" for purposes of Rule 16b-3 under (S)16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") to the extent required to satisfy the requirements of such Rule. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan, including the power to establish and administer Performance Goals and to certify in writing that such Performance Goals have been achieved. The interpretation and construction by the Committee of any provisions of the Plan or of any Option, Performance Award or Stock Appreciation Right granted under it shall he final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, as well as applicable federal and state laws and regulations, the Committee may adopt such rules, regulations, and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times, but in no event less than one time per Plan Year.

  4.02 Role of the Board.

  The members of the Committee shall be appointed by, and will serve at the pleasure of the Board. The Board may from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in this and other Sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan so as to revoke, or reduce the number of, Options or Performance Awards granted by the Committee to, or earned by, an Employee, provided, however, that the Board may not revoke any Performance Award, Option or Stock Appreciation Right that has been executed and delivered to an eligible Employee of the Company or its Subsidiary Companies by the Committee, except in accordance with Section 4.03 below. Members of the Board who are eligible for or have been granted Options, Performance Awards or Stock Appreciation Rights may not vote on any matters affecting the administration of the Plan or the grant of Options, Performance Awards or Stock Appreciation Rights pursuant to the Plan (although such member may be counted in determining the existence of a quorum at any meeting of the Board during which actions with regard thereto are taken).

  4.03 Revocation for Misconduct.

  The Board may by resolution immediately revoke, rescind and terminate any outstanding Option, or portion thereof, any Stock Appreciation Right, to the extent not yet exercised, or any Performance Award, or portion thereof, to the extent Performance Shares thereunder have not yet been paid, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Company or a Subsidiary Company for cause (as hereinafter defined), or who is discovered after termination of employment to have engaged in conduct that would have justified termination for cause. Termination of employment shall he deemed to be for cause if the Employee, in connection with his duties as an Employee of the Company or a Subsidiary Company, committed a fraud or any felony, engaged in willful misconduct or committed any other act which causes or may reasonably be expected to cause substantial injury to the Company or any Subsidiary Company.

  4.04 Limitation on Liability.

  No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Options, Stock Appreciation Rights, Performance Awards or Performance Shares granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such member against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Company and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

  4.05 Compliance with Law and Regulations.

  The Options, Stock Appreciation Rights, and Performance Awards granted hereunder and the obligation of the Company to sell or deliver shares of Common Stock hereunder shall be subject to applicable federal and state laws, rules and regulations (including securities laws, rules and regulations) and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (i) the listing of such shares on any stock exchange on which the Common Stock may then be listed and/or (ii) the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Company shall, in its sole discretion, determine to be necessary or advisable and the Company shall have no obligation to effect or continue any such listing, registration or qualification. Moreover, no Option or Stock Appreciation Right may be exercised or Performance Shares delivered if such exercise or the receipt of shares of Common Stock pursuant thereto would be contrary to applicable law, including federal or state securities laws and regulations.

                                   ARTICLE V

                                  Eligibility

  5.01 Options and Stock Appreciation Rights may be granted to Employees of the Company and its Subsidiary Companies. The designation of an Employee shall be left to the discretion of the Committee.

  5.02 Performance Awards may be granted to Officers of the Company and its Subsidiary Companies who were employed by the Company or a Subsidiary Company as Officers on the first day of the Plan Year in which such Performance Awards are granted. The Committee may also, in its discretion, permit the grant of Performance Awards to key Employees as part of an annual incentive compensation program ("Annual Program"), provided that such Employees were employed by the Company or a Subsidiary Company on the first day of the Plan Year in which such Performance Awards are granted.

  5.03 Options, Stock Appreciation Rights or Performance Awards may not be granted to individuals who are not Employees of either the Company or its Subsidiary Companies, or who are members of the Committee.

                                  ARTICLE VI

                       Common Stock Covered by the Plan

  6.01 Shares.

  The aggregate number of shares of Common Stock for which Options and Performance Shares may be granted under the Plan shall be 300,000 shares, subject to adjustment as provided in Article X. None of such shares shall be the subject of more than one Option or Performance Award at any time, but (i) if an Option is surrendered before exercise (including surrender in connection with exercise of a Stock Appreciation Right for cash), or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of unpurchased shares covered thereby shall become available for regrant under the Plan as if no Options had been previously granted with respect to such shares and (ii) if for any reason shares covered by a Performance Award cannot be earned or issued, the number of any such forfeited, undistributed, surrendered, unearnable or unpayable shares shall be restored to the number of shares available for issuance under the Plan as if no Performance Awards had been previously granted with respect to such shares.

  6.02 Source of Shares.

  The shares of Common Stock issued under the Plan may be authorized but unissued shares.

                                  ARTICLE VII

            Number of Shares: Designation of Optionees and Grantees

  7.01 Overall Total.

  (a) Options; Incentive Stock Options. The Board shall specify the maximum number of shares of Common Stock with respect to which Options may be granted in each Plan Year under the Plan (subject to Section 6.01), and the portion thereof with respect to which Incentive Stock Options may be granted in the Plan Year.

  (b) Performance Shares. The Board shall specify the maximum number of Performance Shares with respect to which Performance Awards may be granted in each Plan Year under the Plan (subject to Section 6.01).

  (c) Modifications. The Board may increase or decrease any of the numbers and portions specified under clause (a) or (b) with respect to a Plan Year at any time during such Plan Year, provided that no such modification adversely affects Options or Performance Awards theretofore granted by the Committee in accordance with Section 7.02.

  7.02 Options.

  The Committee shall, in its discretion, but subject to the limitations imposed by the Board pursuant to Section 7.01(a) of the Plan, determine from time to time for each Plan which Employees will be granted Options under the Plan in such Plan Year, the number of shares of Common Stock subject to each Option, whether the Options will be Incentive Stock Options or Nonqualified Stock Options, and the exercise price of such Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Company, his salary, the number of Performance Shares which he has the right to earn under Performance Awards granted in the Plan Year pursuant to Section 7.03 below, the marketplace movement of the stock price, the Company's financial projections, and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan The Committee shall thereupon grant Options of such types and covering such shares to the individuals so identified. Notwithstanding the foregoing, the maximum number of shares of Common Stock subject to Options that may be granted under the Plan to any Employee in any Plan Year is 10,000 shares (subject to adjustment as provided in Article X hereof).

  7.03 Performance Awards.

  The Committee shall, in its discretion, but subject to limitations imposed by the Board pursuant to Section 7.01(b) of the Plan, determine from time to time for each Plan Year which eligible Officers and key Employees will be granted Performance Awards in such Plan Year, the number of Performance Shares which may be earned pursuant to such Performance Awards (or the formula or method for determining such number), the Performance Goals which must be met to earn such Performance Shares, and the time by which such Performance Goals must be met. Such determinations must be made not later than 90 days after the beginning of the period during which such Performance Goals must be achieved. In making all such determinations, there shall be taken into account the duties, responsibilities and performance of each respective Officer or Employee, his present and potential contributions to the growth and success of the Company, the number and type of Options which he is being granted pursuant to Section 7.02 above in that Plan Year, the marketplace movement of the stock price, the Company's financial projections, and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan. Except with respect to Performance Awards granted to Employees as part of an Annual Program in accordance with Section 5.02, the Committee may not set Performance Goals to be achieved in a period of less than 24 months. If the number of Performance Shares to be earned depends on the value of a share of Common Stock on a given date (such as the date on which the Performance Shares are earned), the Committee shall, in its discretion, establish a reasonable method for valuing such Common Stock, as well as a method for reducing the Performance Awards, if necessary, to maintain compliance with the limitations of Sections 6.02 and 7.01(b). Following the making of the determinations described herein, and in accordance therewith, the

Committee shall grant each such individual a Performance Award, in the form of a letter, enumerating the number of Performance Shares which he may earn (or the formula or method therefor), and the terms and conditions he must fulfill in order to earn such Performance Shares.

  7.04 Special Limitation on Incentive Stock Option Grants.

  An Option shall constitute an Incentive Stock Option only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d)(1) of the Code) does not exceed $100,000.

                                 ARTICLE VIII

                                 Option Terms

  Each Option granted under the Plan shall be on the following terms and conditions, which shall be incorporated by reference in the instruments evidencing such options.

  8.01 Stock Option Agreement.

  The proper Officers of the Company and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Nonqualified or Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

  8.02 Option Exercise Price.

  The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option or Nonqualified Option shall be not less than 100 percent of the fair market value of a share of Common Stock at the time such Incentive Stock Option or Nonqualified Option is granted, unless
Section 8.09(a) hereof is applicable in the case of an Incentive Stock Option.

  8.03 Vesting and Exercise of Options.

  (a) General Rules. Unless the Committee shall specifically state to the contrary, Options granted under this Plan shall become vested and exercisable ratably to the extent of 25 percent per year at the end of each of the first four years following their date of grant, except that in the case of an Option to purchase fewer than 1,000 shares of Common Stock, at least 250 shares (or the remaining number covered by the Option, if less) shall vest at the end of each year until the Option is fully vested and exercisable. Except as otherwise provided by the Committee in a Stock Option Agreement, no vesting shall occur on or after an Optionee's employment with the Company and all Subsidiary Companies is terminated for any reason other than his death, Disability or Retirement. In determining the number of shares of Common Stock with respect to which Options are vested and exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

  (b) Accelerated Vesting Upon Death, Disability or Retirement. Unless the Committee shall specifically state otherwise in a Stock Option Agreement, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Company or a Subsidiary Company because of his death, Disability or Retirement.

  (c) Accelerated Vesting for Changes in Control. Notwithstanding the general rule described in clause (a), all outstanding Options will become immediately vested and exercisable in the event there is an actual or threatened change in control of the Company, except that such vesting shall not occur to the extent that such vesting would cause the Optionee to incur liability for an excise tax under Code (S) 4999 (after taking into account any other payments or benefits to which the Optionee may be entitled as a result of or in connection with such change in control).

    (1) Change in Control. A "change in control of the Company" is defined as a change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company's then outstanding securities, or (ii) during any period of 24 consecutive months during the term of an Option, individuals who, at the beginning of such period constitute the Board of the Company, cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

    (2) Threatened Change in Control. A "Threatened change in control of the Company" is defined as any set of circumstances which in the reasonable opinion of the Committee, as expressed through a resolution, poses a real, substantial and immediate possibility of leading to a change in control of the Company as defined in clause (1) above.

  (d) Special Exercise Restrictions. Notwithstanding clauses (a) and (b) above, no Option shall be exercisable at any time while the Optionee is employed by the Company or a Subsidiary Company except between the third and twelfth business day following the issuance of the Company's quarterly financial statements, unless the Committee, in its discretion, determines to modify or waive this restriction in any individual case.

  8.04 Duration of Options.

  (a) General Rules. Except as provided in Sections 8.03(d), 8.04(b) and 8.09 or by the Committee in a Stock Option Agreement, each Option or portion thereof shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of ten years after its date of grant, or three months after the date on which the Optionee ceases to be employed by the Company and all Subsidiary Companies. Notwithstanding any other provision in this Plan, options granted pursuant to the Plan shall not extend beyond a period of ten years.

  (b) Exception for Terminations Due to Death, Disability or Retirement. If an Optionee dies while in the employ of the Company or a Subsidiary Company or terminates employment with the Company or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Optionee or the executors, administrators, legatees or distributees of his estate shall have the right, during the 12-month period following the earlier of his death, Disability or Retirement, to exercise such Options to the extent vested on the date of such death, Disability or Retirement. In no event, however, shall any Option be exercisable more than ten (years from the date it was granted.

  8.05 Nonassignability.

  Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee.

  8.06 Manner of Exercise.

  Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

  8.07 Payment for Shares.

  Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Company upon exercise of the Option. Payment shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value on the date of exercise; or (iii) by a combination of the methods described in (i) and
(ii). Notwithstanding the two preceding sentences, payment in full of the purchase price need not accompany the Optionee's notice of exercise provided the notice of exercise directs that the Common Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such Common Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount of any taxes that the Company, may, in its judgment, be required to withhold with respect to the exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable.

  8.08 Voting and Dividend Rights.

  No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Company's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

  8.09 Additional Terms Applicable to Incentive Stock Options.

  All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in sections 8.01-8.08 above, to those contained in this Section 8.09.

  (a) Limits on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an Individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent of the total combined voting power of all classes of stock issued to stockholders of the Company or any Subsidiary Company, shall be no less than 110 percent of the fair market value of a share of the Common Stock of the Company at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.03 or the expiration of five years from the date such Incentive Stock Option is granted.

  (b) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two years after the grant of such Incentive Stock Option or within one year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of, and the price at which such shares were disposed. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(b).

  8.10 Stock Appreciation Rights.

  (a) In General; Terms and Conditions. The Committee may, but shall not be obligated to, authorize the Company, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Company of an amount equal to the excess of the fair market value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Committee and as may be permitted by applicable state law or regulation as expressed at the time of payment, may be made in shares of Common Stock valued at the then fair market value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

  The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section 8.10 and the Plan: the period during which, date by which or event upon which the Stock Appreciation Right may be exercised; the method for valuing shares of Common Stock for purposes of this Section 8.10; a ceiling on the amount of consideration which the Company may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

  (b) Time Limitations. Notwithstanding anything to the contrary in Section 8.03(e), any election by an Optionee to exercise a Stock Appreciation Right provided pursuant to this Section 8.10 shall be made only during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Company pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date, unless, in the discretion of the Committee, solely Common Stock is issued upon such exercise or such election is pursuant to a date of exercise which is automatic or fixed in advance under the Plan, at least six months beyond the date of the grant of the Stock Appreciation Right, and outside of the control of the Optionee. The aforesaid release date shall be deemed to have occurred when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

  If a holder of a Stock Appreciation Right terminates service with the Company as an Officer or Employee, the Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised.

  (c) Effects of Exercise of Stock Appreciation Rights or Options. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

  (d) Time of Grant. A Stock Appreciation Right may only be granted concurrently with the Option to which it relates, if such option is an Incentive Stock Option, or may be granted at any time thereafter prior to the exercise or expiration of such Option if such option is a Nonqualified Option.

  (e) Non-transferable. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.

  (f) Tandem Incentive Stock Option-Stock Appreciation Right. Whenever an Incentive Stock Option and a Stock Appreciation Right authorized hereunder are granted together and the exercise of one affects the right to exercise the other, the following requirements shall apply:

    (1) The Stock Appreciation Right will expire no later than the expiration of the underlying Incentive Stock Option;

    (2) The payment available under the Stock Appreciation Right may not exceed the difference between the exercise price of the underlying Option and the fair market value of the Common Stock subject to the underlying Option at the time the Stock Appreciation Right is exercised;

    (3) The Stock Appreciation Right shall be transferable only when the underlying Incentive Stock Option is transferable, and under the same conditions;

    (4) The Stock Appreciation Right may be exercised only when the underlying Incentive Stock Option is eligible to be exercised;

    (5) The Stock Appreciation Right may be exercised only when the fair market value of the Common Stock subject to the Option exceeds the exercise price of the Common Stock subject to the Option.

                                  ARTICLE IX

                            Performance Award Terms

  9.01 Written Awards.

  Performance Awards shall be made by letter addressed to the Grantee (the "Award Letter"). The Award Letter shall state the number of Performance Shares that may be earned (or the formula or method for determining such number), the Performance Goals that must be met to earn such Performance Shares, the time at which such Performance Goals must be met, and the schedule, if any, on which Performance Goals may be earned in part by reason of partial achievement of the Performance Goals, determined in accordance with Section 9.02 below.

  9.02 Earning Performance Shares.

  (a) General Rule. The full number of Performance Shares specified in a Performance Award will be earned only if the Committee certifies in writing that specified Performance Goals were achieved by the date specified in the Award Letter and the Grantee is employed by the Company or a Subsidiary Company on such date. The Committee may in its discretion establish a schedule setting forth portions of such Performance Shares that may be earned in the case of partial achievement of the specified Performance Goals, as well as a level of performance below which no Performance Shares will be earned. Any schedule so established may be changed by the Committee from time to time subject to the approval of the Board, but no such change shall affect any Performance Award already granted and Outstanding at the time of the change. Performance Shares will be deemed earned on the last day of the Plan Year in which the applicable Performance Goal is met (or, where applicable, partially met).

  (b) Exception for Terminations Due to Death, Disability or
Retirement. Notwithstanding the provisions of clause (a), if a Grantee's employment with the Company or a Subsidiary Company terminates during a Plan Year because of his death, Disability or Retirement, the Grantee will be deemed to earn the number of Performance Shares for such Plan Year that equals the number of Performance Shares he would have earned had he been employed on the last day of such Plan Year multiplied by a fraction, the numerator of which is the number of days during the Plan Year up to and including his last day of employment, and the denominator of which is 365. Where necessary, the Committee shall make reasonable estimates, in its sole discretion, of any factors, such as compensation level, that may be necessary for this computation.

  (c) Accrual of Dividends with Respect to Performance Shares Earned. On the date a Performance Share is paid to a Grantee under Section 9.03, such Grantee shall be entitled to receive, with respect to each such Performance Share so paid, an amount equal to any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date such Performance Share was earned and the date of its payment to the Grantee.

  9.03 Payment of Performance Shares Earned and Accrued Dividends.

  (a) Medium of Payment. All payments of Performance Shares earned, together with any shares representing stock dividends, shall be made in shares of Common Stock. One share of Common Stock shall be given for each Performance Share earned and payable. Payments representing accumulated cash dividends shall be made in cash. Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion, permit the payment of Performance Shares, partially or wholly, in cash equal to the fair market value at the time of payment of the shares of Common Stock otherwise payable.

  (b) Payment Schedule.

    (1) General Rule. One-third of the Performance Shares earned during a Plan Year, as well as any accumulated dividend amounts associated with such Performance Shares, shall be paid to the Grantee on the first business day in January of the Plan Year following the Plan Year in which the Performance Shares were earned, and an additional one-third of the Performance Shares, and any dividend amounts associated with such Performance Shares, on the first business day in January of each of the two succeeding Plan Years.

    (2) Special Rule for Certain Terminated Employees. Notwithstanding clause
  (1) above, if a Grantee's employment with the Company or a Subsidiary Company terminates because of his death, Disability or Retirement, all Performance Shares, and any dividends associated with such Performance Shares, earned but not yet paid to such Grantee shall be paid to him, or his executors, administrators, legatees, or distributees, as the case may be, as soon as is practicable after the end of the Plan Year in which such termination occurs.

    (3) Special Rule for Changes in Control. Notwithstanding the rules described in clauses (1) and (2) above, the event of an actual or threatened change in control of the Company, as defined in Section 8.03(c), any Performance Shares theretofore earned by but not yet paid to a Grantee shall immediately become payable and shall be paid to the Grantee as soon as is practicable, except that no such payment shall be made to the extent that such payment would cause the Grantee to incur an excise tax under Code
  (S) 4999 (after taking into account any other payments or benefits to which the Optionee may be entitled as a result of or in connection with such change in control).

  9.04 Payment Conditional on Employment.

  Notwithstanding any other provision of this Plan (except Section 9.03(b)(2) and 9.03(b)(3)), no payments of Performance Shares or associated dividends may be made after the termination of the Grantee's employment by the Company and all Subsidiary Companies. All Performance Shares earned, but unpaid, and any associated dividends shall be deemed forfeited as of the first day on which any Performance Shares earned by the Grantee cannot be paid by operation of this Section 9.04.

  9.05 Voting and Dividend Rights.

  No Grantee shall have any voting or dividend rights or other rights of a stockholder (except as provided in Section 9.02(c)) in respect of any Performance Shares prior to the time that his name is recorded on the Company's stockholder ledger as the holder of record of shares of Common Stock paid to him pursuant to Section 9.03.

  9.06 Nontransferable.

  A Performance Award shall not be transferable by a Grantee except by will or the laws of descent and distribution, and, during the lifetime of the Grantee, Performance Shares may be earned and paid pursuant to such Performance Awards only to the Grantee to whom the Award Letter was written. Performance Awards transferred by will or the laws of descent and distribution shall be paid after the Grantee's death in accordance with the provisions of this Article Ninth.

                                   ARTICLE X

                        Adjustments for Capital Changes

  (a) CHANGES IN STOCK. If the shares of Common Stock of the Company as a whole are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Incentive Stock Options, Nonqualified Options, Stock Appreciation Rights, and Performance Shares may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Incentive Stock Options, Nonqualified Options, Stock Appreciation Rights, Performance Shares or portions thereof, which shall have been granted prior to any such change, shall likewise be made without change in the aggregate purchase price applicable to the unexercised portion of the Incentive Stock Options, Nonqualified Options, Stock Appreciation Rights or Performance Shares, but with a corresponding adjustment in the price for each share or other unit of any security covered by such Options or Stock Appreciation Right. In making any adjustment pursuant to this
Article X, any fractional shares shall be disregarded.

  (b) REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING
CORPORATION. Subject to Subsection (c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option price per share so that the aggregate Option price thereafter shall be the same as the aggregate Option price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

  (c) REORGANIZATION IN WHICH THE COMPANY IS NOT THE SURVIVING CORPORATION OR SALE OF ASSETS OR STOCK. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity owning eighty percent or more of the combined voting power of all classes of stock of the Company, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. Except as otherwise provided in the Stock Option Agreement, in the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth herein), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs except to the extent that such exercise or right to exercise the Option would cause the Optionee to be subject to the excise tax imposed by Code Section 4999. The Committee shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

  (d) ADJUSTMENTS. Adjustments under this Article X related to stock or securities of the Corporation shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

  (e) NO LIMITATIONS ON COMPANY. The grant of a Stock Option, Stock Appreciation Right or Performance Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

                                  ARTICLE XI

                     Amendment and Termination of the Plan

  The Board may, by resolution, at any time terminate, amend or revise the Plan with respect to any shares of Common Stock as to which Options or Performance Awards have not been granted. However, without approval by a majority of the votes present and entitled to vote at a duly held meeting of stockholders at which a quorum representing a majority of all outstanding voting stock of the Company is present, either in person or by proxy, no amendment shall (a) change the maximum number of shares that may be offered for sale under Options in the aggregate (except in accordance with the provisions of Article X), (b) change the class of employees to whom Options may be granted, or (c) materially increase the benefits accruing to eligible individuals under the Plan. The Board may not, without the consent of the holder of an Option, Stock Appreciation Right or Performance Award, alter or impair any Option, Stock Appreciation Right or Performance Award previously granted or awarded under the Plan except as specifically authorized herein.

                                  ARTICLE XII

                               Employment Rights

  Neither the Plan nor the grant of any Options, Stock Appreciation Rights, Performance Awards or Performance Shares hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee of the Company or a Subsidiary company to continue in the employ of the Company or a Subsidiary Company.

                                 ARTICLE XIII

                                  Withholding

  The Company may withhold from any cash payment made under this Plan or otherwise sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Company may require the Optionee or Grantee to pay to the Company the amount required to be withheld as a condition of delivering the shares acquired pursuant to an Option, Stock Appreciation Right or Performance Award. The Company may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(b).

                                  ARTICLE XIV

                       Effective Date of the Plan; Term

  14.01 Effective Date of the Plan.

  This Plan shall become effective on the Effective Date, and Options, Stock Appreciation Rights and Performance Awards may be granted hereunder on or after the Effective Date and prior to the termination of the Plan. However, no Option or Stock Appreciation Right may be exercised nor Performance Shares paid unless this Plan is approved by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy within 12 months following the date the Plan is adopted.

  14.02 Term of Plan.

  Unless sooner terminated, the Plan shall remain in effect for a period of ten years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Options, Stock Appreciation Rights or Performance Awards previously granted and such Options, Stock Appreciation Rights and Performance

Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered, or by their terms expire or are forfeited.

                                    *  *  *

  This Plan was duly adopted and approved by the Board of Directors of the
Company by resolution at a meeting held on the    day of    , 1996.

                                          -------------------------------------
                                                Secretary of the Company

  This Plan was duly approved by the stockholders of the Company at a meeting
held on the     day of    , 1996.

                                          -------------------------------------
                                                Secretary of the Company

                                                   Preliminary Copies
REVOCABLE PROXY

                               BSB BANCORP, INC.
                             56-68 Exchange Street
                          Binghamton, New York 13902

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR USE ONLY AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                APRIL 22, 1996, AND AT ANY ADJOURNMENT THEREOF.


        The undersigned, being a shareholder of BSB Bancorp, Inc. ("Company"), hereby appoints a member of the Company's general counsel, Hinman, Howard & Kattell, LLP of Binghamton, New York, as proxy, such person being duly appointed by the Board of Directors with the power to appoint an appropriated substitute, and hereby authorizes such proxy to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Roberson Museum and Science Center, 30 Front Street, Binghamton, New York 13905 on April 22, 1996 at 10:00 a.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the following instructions.

        1. Proposal to elect the three nominees for Director for a three-year term:

                        FOR                     WITHHOLD
                 (except as marked              AUTHORITY
                to the contrary below)

            Nominees with terms expiring at the 1996 Annual Meeting who will stand for election: Robert W. Allen, Thomas F. Kelly and John V. Sponyoe.

            INSTRUCTIONS: The undersigned shareholder may withdraw authority to vote for any nominee(s) by lining through or otherwise striking out the name of such nominee(s) above.

        2. Proposal to increase the number of authorized shares of Company common stock.

                        FOR            AGAINST           ABSTAIN



        3. Proposal to adopt the 1996 Long-Term Incentive and Capital Accumulation Plan.

                        FOR            AGAINST           ABSTAIN



            (Continued and to be signed and dated on reverse side)

                                                              Preliminary Copies

                         (Continued from reverse side)

        4. Proposal to ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1996.

                        FOR               AGAINST               ABSTAIN


        5. To vote, in its discretion, upon any other business that may properly come before the Annual Meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other matters which should come before the Annual Meeting.

        The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Shareholders of BSB Bancorp, Inc., called for April 22, 1996, and a Proxy Statement prior to signing this Proxy.

------------------

I plan to attend
  the meeting

------------------

                                       Dated:                             , 1996
                                              -----------------------------


                                        ---------------------------------------
                                                      Signature


                                        ---------------------------------------
                                                      Signature

                                        Note:  Please sign exactly as your name
                                        appears on this proxy.  Only one
                                        signature is required where the stock is held jointly. When signing in a representative capacity, please give title.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS OTHERWISE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 AT THE DISCRETION OF THE PROXY. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.